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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                        --------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         DATE OF REPORT: OCTOBER 4, 2001
                        (Date of earliest event reported)

                        --------------------------------

                         SUMMIT BROKERAGE SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                        --------------------------------

            FLORIDA                          0-29337                         59-3041826
(State or other jurisdiction of      (Commission File Number)     (IRS Employer Identification No.)
 incorporation or organization)
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                                 25 FIFTH AVENUE
                           INDIALANTIC, FLORIDA 32902
               (Address of principal executive offices, zip code)

                                 (321) 724-2303
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective October 4, 2001, we replaced Hoyman, Dobson & Company, P.A.
("Hoyman") as the independent auditors of our financial statements. We appointed
Moore Stephens Lovelace, P.A., effective October 4, 2001, as our independent auditors. The decision to change auditors was approved by our Board of Directors.

         No report of Hoyman on our financial statements for the past two years contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles.
During the two most recent fiscal years and through the date of its letter, there were no disagreement(s) with Hoyman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Hoyman, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the two most recent fiscal years and through the date of its letter, Hoyman did not advise us of any matters listed in paragraphs (1) through (3) of Item 304(a) (1) (iv)(B) of Regulation SB.

         We furnished Hoyman with a copy of our above statements, which are made in response to Item 304(a)(1) Regulation S-B and requested that Hoyman furnish us with a letter addressed to the SEC, stating whether or not it agrees with such statements. A copy of Hoyman's letter, dated October 5, 2001 is attached as an exhibit to this Current Report.

Item 7.   Exhibits.

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
Exhibit No.       Item
-----------       ----
16.1              Letter from Hoyman, Dobson & Company, P.A. dated October 5, 2001, to the Securities and Exchange Commission.
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                                 SIGNATURE PAGE

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUMMIT BROKERAGE SERVICES, INC.

Date: October 8, 2001                   By:  /S/ Mark F. Caulfield
                                             -----------------------------------
                                                 Mark F. Caulfield
                                                 Chief Financial Officer






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